Deferred Initial Public Offering (“IPO”) Costs	12 Months Ended
Mar. 31, 2026
Deferred Initial Public Offering (“IPO”) Costs [Abstract]
Deferred initial public offering (“IPO”) costs
9.	Deferred initial public offering (“IPO”) costs

IPO costs directly attributable to an offering of equity securities are deferred and would be charged against the gross proceeds of the offering. These costs include professional fees that are directly attributable to the preparation of the Company’s proposed SEC filing such as legal fees, counsel fees, consulting fees, and related costs.

As of March 31, 2025, the accumulated deferred IPO cost was US$795,771.

As of March 31, 2026, the accumulated deferred IPO cost have been fully capitalized against share premium.